UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Walmart Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

WALMART INC.

2026 Annual Shareholders' Meeting
Vote by June 3, 2026 11:59 PM ET. For shares held in a Plan, vote by May 29, 2026 5:59 PM ET.



WALMART INC.
1 CUSTOMER DRIVE
BENTONVILLE, AR 72716

V91611-P49049-Z92356

You invested in WALMART INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the annual shareholders' meeting to be held on June 4, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the proxy materials by requesting prior to May 21, 2026. If you would like to request a copy of the proxy materials for this and/or future shareholders' meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 4, 2026
8:30 a.m. Central Time

Virtually at:
www.virtualshareholdermeeting.com/WMT2026

*The company will be hosting the meeting live via audio webcast this year at the website address above. Please check the proxy materials for instructions on how to access the meeting.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: 1a. Cesar Conde For 1b. Sarah J. Friar For 1c. John R. Furner For 1d. Carla A. Harris For 1e. Thomas W. Horton For 1f. Marissa A. Mayer For 1g. Shishir Mehrotra For 1h. Robert E. Moritz, Jr. For 1i. Gregory B. Penner For 1j. Randall L. Stephenson For 1k. Steuart L. Walton For Company Proposals: 2. Ratification of Ernst & Young LLP as Independent Accountants For 3. Advisory Vote to Approve Named Executive Officer Compensation For 4. Approval of an Amendment to our Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law For Shareholder Proposals, in each case, if properly presented at the meeting: 5. Request for Cumulative Voting for Board Elections Against 6. Report on Workplace Health and Safety Governance Against 7. Report on Immigration Policy & Enforcement Against 8. Report on Workforce Impact of AI and Automation Against NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion. If any nominee becomes unwilling or unable to serve as a director, the proxy holders will have the authority to vote your shares for any substitute candidate nominated by the Board of Directors. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V91612-P49049-Z92356